COMBINED PROSPECTUS                               JULY 1, 1996

                                                 AS REVISED FEBRUARY 4, 1997


DREYFUS BASIC MONEY MARKET FUND, INC.
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
        DREYFUS BASIC MONEY MARKET FUND, INC. AND DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE EACH OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANIES KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE AND IS DESIGNED TO BENEFIT INVESTORS WHO DO NOT ENGAGE IN FREQUENT TRANSACTIONS IN FUND SHARES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS
TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES EACH FUND'S PORTFOLIO. AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
DREYFUS BASIC MONEY MARKET FUND, INC. (THE "MONEY FUND") INVESTS IN SHORT-TERM MONEY MARKET OBLIGATIONS INCLUDING U.S. GOVERNMENT SECURITIES, CERTIFICATES OF DEPOSIT AND OTHER DOMESTIC AND FOREIGN BANK OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, AND OTHER SHORT-TERM CORPORATE OBLIGATIONS, AS MORE FULLY DESCRIBED HEREIN.
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND (THE "GOVERNMENT MONEY FUND") INVESTS IN U.S. GOVERNMENT SECURITIES AND REPURCHASE AGREEMENTS IN RESPECT OF U.S. GOVERNMENT SECURITIES.
        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF THE OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR YOUR CONVENIENCE TO PROVIDE YOU THE OPPORTUNITY TO CONSIDER TWO INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        TABLE OF CONTENTS
  FEE TABLE.........................................            4
  CONDENSED FINANCIAL INFORMATION...................            5
  YIELD INFORMATION.................................            6
  DESCRIPTION OF THE FUNDS..........................            6
  MANAGEMENT OF THE FUNDS...........................            8
  HOW TO BUY SHARES.................................            10
  SHAREHOLDER SERVICES..............................            11
  HOW TO REDEEM SHARES..............................            12
  SHAREHOLDER SERVICES PLAN.........................            15
  DIVIDENDS, DISTRIBUTIONS AND TAXES................            15
  GENERAL INFORMATION...............................            17
  APPENDIX..........................................            19
        [This Page Intentionally Left Blank]

                                 FEE TABLE


                                                                                                          GOVERNMENT
                                                                                                 MONEY      MONEY
      SHAREHOLDER TRANSACTION EXPENSES                                                            FUND        FUND

                                                                                                -------   ----------
        Exchange Fee.............................................................                 $5.00      $5.00
        Account Closeout Fee.....................................................                 $5.00      $5.00
      ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average daily net assets)
        Management Fees (after expense reimbursement)............................                 .33%        .28%
        Other Expenses...........................................................                 .12%        .17%
        Total Fund Operating Expenses (after expense reimbursement)..............                 .45%        .45%
      EXAMPLE (applicable to each Fund)                        1 YEAR    3 YEARS          5 YEARS        10 YEARS
        You would pay the following expenses
        on a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period..............                 $10            $19            $30            $62

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Fund and investors, the payment of which will reduce investors' annual return. The Dreyfus Corporation has agreed, with respect to each Fund, that, until such time as it gives investors at least 90 days' notice to the contrary, if in any fiscal year of the Fund certain Fund expenses, including the management fee, exceed .45 of 1% of the value of the Fund's average net assets for the fiscal year, such Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense. No modification or termination of this agreement currently is contemplated by The Dreyfus Corporation. The information in the foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that may be in effect. The Management Fees noted above, without reimbursement, would be .50% for each Fund and Total Fund Operating Expenses would be .62% for the MONEY FUND, and .67% for the GOVERNMENT MONEY FUND. In addition, unlike certain other funds in the Dreyfus Family of Funds, each Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each exchange made and for each redemption you make by wire or pursuant to the Dreyfus TELETRANSFER Privilege, or if you otherwise closeout your account. These charges will be paid to the Fund's transfer agent and will reduce the transfer agency charges otherwise payable by each Fund. See "Shareholder Services" and "How to Redeem Shares." In addition, certain securities dealers, banks or other financial institutions may charge their clients direct fees for effecting transactions in shares; such fees are not reflected in the foregoing table. See "Management of the Funds" and "Shareholder Services Plan."
CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors, whose reports thereon appear in the Statement of Additional Information. Further financial data and related notes as to each Fund are included in the Statement of Additional
Information, available upon request.
FINANCIAL HIGHLIGHTS
MONEY FUND -- Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the MONEY FUND'S financial statements.


                                                               MONEY FUND

                                                                                  FISCAL YEAR ENDED FEBRUARY 28/29,

                                                               -----------------------------------------------------
PER SHARE DATA:                                                         1993(1)        1994      1995         1996
                                                                        ------         -----     -----        ----

    Net asset value, beginning of year....................            $  1.00        $ 1.00     $ 1.00      $ 1.00
                                                                         ------       -----      -----        ----

    INVESTMENT OPERATIONS;
    Investment income--net ...............................                .032          .033       .046        .058
                                                                         ------        -----     -----        ----

    DISTRIBUTIONS;
    Dividends from investment income-net..................               (.032)        (.033)     (.046)      (.058)
                                                                         ------         -----     -----        ----

    Net asset value, end of year..........................             $ 1.00        $ 1.00  $    1.00  $     1.00
                                                                         ======         =====     =====        ====

TOTAL INVESTMENT RETURN...................................               3.80%(2)      3.40%       4.73%      5.97%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets ..............                 --           .10%        .18%       .31%
    Ratio of net investment income to average net assets .                3.66%(2)     3.33%       4.70%      5.82%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation.............                 .71%(2)      .55%        .46%       .31%
    Net Assets, end of year (000's omitted)...............              $734,349     $1,217,032  $1,623,242   $2,098,292
(1)From April 24, 1992 (commencement of operations) to February 28, 1993.
(2)Annualized.
GOVERNMENT MONEY FUND -- Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the GOVER
NMENT MONEY FUND'S financial statements.

                                                            GOVERNMENT MONEY FUND

                                                            FISCAL YEAR ENDED FEBRUARY 28/29,

                                                            ------------------------------------------------------
PER SHARE DATA:
                                                                     1993(1)         1994        1995        1996
                                                                      ------         -----       -----       ----
    Net asset value, beginning of year.....................           $ 1.00       $ 1.00      $ 1.00     $ 1.00
                                                                       ------        -----      -----       ----
    INVESTMENT OPERATIONS:
    Investment income--net ................................              .031         .032        .046       .058
                                                                       ------         -----     -----        ----
DISTRIBUTIONS;
    Dividends from investment income-net...................             (.031)       (.032)      (.046)     (.058)
                                                                       ------         -----     -----        ----

    Net asset value, end of year...........................           $ 1.00      $  1.00      $ 1.00     $ 1.00
                                                                       ======         =====     =====        ====
TOTAL INVESTMENT RETURN....................................             3.69%(2)     3.30%       4.67%      5.94%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets ...............               --          .02%        .17%       .31%
    Ratio of net investment income to average net assets ..             3.58%(2)     3.24%       5.05%      5.79%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation..............              .75%(2)      .64%        .44%       .36%
    Net Assets, end of year (000's omitted)................            $116,696     $265,691  $1,041,722  $1,366,056
(1)From April 24, 1992 (commencement of operations) to February 28, 1993.
(2) Annualized.

YIELD INFORMATION
        From time to time, each Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that each Fund's yield will fluctuate substantially. A Fund's yield refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        Yield information is useful in reviewing a Fund's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
        Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Florida 33408, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.
DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE
        Each Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues this objective in the manner described below. Securities in which each Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by each Fund's Board to present minimal credit risks and, with respect to the MONEY FUND only, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization), or, if unrated, are of comparable quality as determined in accordance with procedures established by the MONEY FUND'S Board. Moreover, the MONEY FUND will purchase only securities so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with such procedures. The nationally recognized statistical rating organizations currently rating instruments of the type the MONEY FUND may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. This discussion concerning investment ratings and rating organizations does not apply to the GOVERNMENT MONEY FUND because it invests exclusively in U.S. Government securities and repurchase agreements in respect thereof. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional
Information. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.
MONEY FUND -- The MONEY FUND invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, and high grade domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. The MONEY FUND may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. See "Appendix -- Certain Portfolio Securities." In addition, the MONEY FUND is permitted to lend portfolio securities and enter into reverse repurchase agreements. See "Appendix -- Investment Techniques." During normal market conditions, at least 25% of the MONEY FUND'S assets will be invested in bank obligations. See "Investment Considerations and Risks" below.
GOVERNMENT MONEY FUND-- The GOVERNMENT MONEY FUND invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of such securities. See "Appendix -- Certain Portfolio Securities."
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of the Fund's shares. Because charges may apply to redemptions and exchanges of Fund shares, neither Fund may be an appropriate investment for an investor who intends to engage frequently in such transactions.
        Each Fund will attempt to increase yield by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a Fund since neither Fund usually pays brokerage commissions when it purchases portfolio securities.
The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
        Dividends and distributions attributable to interest from direct obligations of the United States and paid by the GOVERNMENT MONEY FUND to individuals currently are not subject to personal income tax in most states. Dividends and distributions attributable to interest from other securities in which the GOVERNMENT MONEY FUND may invest, such as repurchase agreements, however, may be subject to state tax. See "Dividends, Distributions and Taxes."
FOREIGN SECURITIES -- Since the MONEY FUND'S portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the MONEY FUND may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.
BANK SECURITIES -- To the extent the MONEY FUND'S investments are concentrated in the banking industry, the MONEY FUND will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of the investment return on the MONEY FUND'S shares could be affected by economic or regulatory developments in or related to the banking industry, and the effects of competition within the banking industry as well as with other types of financial institutions. The MONEY FUND, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality pursuant to procedures established by its Board.
SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.
MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of May 31, 1996, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the affairs of each Fund under a separate Management Agreement with each Fund, subject to the authority of the MONEY FUND'S Board in accordance with Maryland law, and the GOVERNMENT MONEY FUND'S Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $237 billion in assets as of March 31, 1996, including approximately $83 billion in proprietary mutual fund assets. As of March 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $886 billion in assets, including approximately $61 billion in mutual fund assets.
        Under the terms of its respective Management Agreement, each Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended February 29, 1996, the MONEY FUND and GOVERNMENT MONEY FUND paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .19 of 1% and .14 of 1%, respectively, of the value of such Fund's average daily net assets pursuant to separate undertakings by The Dreyfus
Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing yield to investors. Neither Fund will pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will either Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        The Dreyfus Corporation has agreed, with respect to each Fund, that, until such time as The Dreyfus Corporation gives shareholders at least 90 days' notice to the contrary, if in any fiscal year of the Fund its aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed .45 of 1% of the value of its average daily net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under its Management Agreement, or The Dreyfus Corporation will bear, such excess expense.
        In allocating brokerage transactions, TheDreyfus Corporation seeks to obtain the best execution of orders at the most favorable price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for each Fund. See "Portfolio Transactions" in the Statement of Additional
Information.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Transfer and Dividend Disbursing Agent (the "Transfer Agent") for each Fund. The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fee, and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will reduce the transfer agency fee otherwise payable by each Fund. By purchasing shares of a Fund, you are deemed to have consented to this procedure. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian for each Fund. HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        The minimum initial investment is $25,000. Subsequent investments must be at least $1,000. The initial investment must be accompanied by the Account Application.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Fund's DDA# as shown below, for purchase of Fund shares in your name: DDA #8900204419/Dreyfus BASIC Money Market Fund, Inc., or DDA #8900204427/Dreyfus BASIC U.S. Government Money Market Fund. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid additional fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Shares of each Fund also may be purchased through IRA accounts and other kinds of retirement accounts, such as Keogh Plans and SEP-IRA's, provided the opening balance is at least $5,000. Subsequent investments in such retirement accounts must be at least $1,000. For details, please contact Dreyfus Retirement Services, a division of Dreyfus Service Corporation, by calling toll free 1-800-358-5566.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Shares of each Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent or entity subject to the direction of such agents. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange or Transfer Agent, as to the MONEY FUND, or the New York Stock Exchange, as to the Government Money Fund, is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $1,000, maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer
Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of your Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call
1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. You will be charged a $5.00 fee for each exchange you make out of your Fund. This fee will be deducted from your account and paid to the Transfer Agent.
        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before an exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone
Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares of the fund purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. Each Fund reserves the right to reject any exchange request in whole or in part and will reject any request to exchange out of one of the Funds in excess of four during any calendar year. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS DIVIDEND SWEEP PRIVILEGE -- Dreyfus Dividend Sweep Privilege enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. For more information concerning this Privilege or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel your participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, your Fund will redeem the shares at the next determined net asset value.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Each Fund reserves the right to redeem your account at its option upon not less than 45 days written notice if your account's net asset value is $10,000 or less and remains so during the notice period. The $5.00 account closeout fee would be charged in such case.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption privilege at any time. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem Fund shares by written request mailed to The Dreyfus Family of Funds, P.O.
Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock
Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write. The Transfer Agent also will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. If you hold shares in a Dreyfussponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account . Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You will be charged a $5.00 TELETRANSFER fee for each Dreyfus TELETRANSFER redemption, which will be deducted from your account and paid to the Transfer Agent.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. SHAREHOLDER SERVICES PLAN
        Each Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange and Transfer Agent, as to the MONEY FUND, or the New York Stock Exchange, as to the GOVERNMENT MONEY FUND, is open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends for each Fund usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but either Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of a Fund, if any, will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes regardless of how long you have held your Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gains of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to certain state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Fund to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which each Fund may invest may be subject to state tax. The GOVERNMENT MONEY FUND intends to provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by such Fund that is attributable to interest income from direct obligations of the United States.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of each Fund believes that such Fund has qualified for the fiscal year ended February 29, 1996 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. Such qualification relieves a Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
GENERAL INFORMATION
MONEY FUND -- The MONEY FUND was incorporated under Maryland law on March 17, 1992, and commenced operations on April 24, 1992. The MONEY FUND is authorized to issue 3 billion shares of Common Stock, par value $.001 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the MONEY FUND to hold annual meetings of shareholders. As a result, MONEY FUND shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the MONEY FUND'S By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. MONEY FUND shareholders may remove a Director by the affirmative vote of a majority of the MONEY FUND'S outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders. GOVERNMENT MONEY FUND -- The GOVERNMENT MONEY FUND was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990, and commenced operations on April 24, 1992. The GOVERNMENT MONEY FUND is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share. Each share has one vote.
        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the GOVERNMENT MONEY FUND. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the GOVERNMENT MONEY FUND and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the GOVERNMENT MONEY FUND'S property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the GOVERNMENT MONEY FUND itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the GOVERNMENT MONEY FUND, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The GOVERNMENT MONEY FUND intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Funds" in the Statement of Additional Information, the GOVERNMENT MONEY FUND ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
BOTH FUNDS -- Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in this Prospectus about the other Fund. The respective Boards of the Funds have considered this factor in approving the use of this single combined Prospectus.
        The Transfer Agent maintains a record of your ownership and will send confirmations and statements of account. Each Fund sends an annual and semi-annual financial report to all its shareholders.
        Shareholder inquiries may be made by writing to your Fund at 144
Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; in New York City, call 1-718-895-1206; outside the U. S. and Canada, call 516-794-5452.

APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The MONEY FUND may borrow money, including in connection with the entry into reverse repurchase agreements described below, provided that it maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. The GOVERNMENT MONEY FUND may borrow money, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.
REVERSE REPURCHASE AGREEMENTS -- The MONEY FUND may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the MONEY FUND of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. At an agreed upon future date, the MONEY FUND repurchases the security, at principal, plus accrued interest. As a result of these transactions, the MONEY FUND is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These transactions will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs on the money borrowed may exceed the return received on the securities purchased. The MONEY FUND'S Board has considered the risks to the MONEY FUND and its shareholders which may result from the entry into reverse repurchase agreements and has determined that the entry into such agreements is consistent with the MONEY FUND'S investment objective and management policies.
FORWARD COMMITMENTS -- The MONEY FUND may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the MONEY FUND enters into the commitment, but the MONEY FUND does not make payment until it receives delivery from the counterparty. The MONEY FUND will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The MONEY FUND will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. A segregated account of the MONEY FUND consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the forward commitments will be established and maintained at the MONEY FUND'S custodian bank.
LENDING PORTFOLIO SECURITIES -- The MONEY FUND may lend securities from its portfolio to brokers, dealers and other institutional investors needing to borrow securities to complete certain transactions. The MONEY FUND continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the MONEY FUND an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the MONEY FUND'S total assets, and the MONEY FUND will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The MONEY FUND might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the MONEY FUND.
PORTFOLIO SECURITIES
U.S. GOVERNMENT SECURITIES -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury;
others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS -- In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including the possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
BANK OBLIGATIONS -- The MONEY FUND may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the MONEY FUND may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER -- The MONEY FUND may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the MONEY FUND will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the MONEY FUND may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.
FLOATING AND VARIABLE RATE OBLIGATIONS -- The MONEY FUND may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the MONEY FUND to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the MONEY FUND, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the MONEY FUND'S right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
PARTICIPATION INTERESTS -- The MONEY FUND may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the MONEY FUND an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the MONEY FUND, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the MONEY FUND may invest. For certain participation interests, the MONEY FUND will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the MONEY FUND intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
ILLIQUID SECURITIES -- The MONEY FUND may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. By investing in these securities, the MONEY FUND is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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Combined
Prospectus for
BASIC Money Market Fund, Inc.
BASIC U.S. Government
Money Market
Fund


Registration Mark

Copy Rights1997 Dreyfus Service Corporation
                                      123/124p020397